SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 2014

U.S. FUEL CORPORATION

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-31959	88-0433815
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

277 White Horse Pike, Ste.200, Atco, N.J., 08004

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(856) 753-1046

 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP

130 w. 42nd Street, Suite 1050

 New York, NY 10036

Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.03	Bankruptcy or Receivership

On December 23, 2014 (the "Petition Date"), US Fuel Corporation (the “Company”) filed a voluntary petition for relief (the "Chapter 7 Petition") in the United States Bankruptcy Court, District of New Jersey (the "Bankruptcy Court") seeking relief under the provisions of Chapter 7 of Title 11 of the United States Code (the "Bankruptcy Code"). The matter has been assigned Case No. 14-35701.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FUEL COPORATION

Date: December 29, 2014	By:	/s/ Stanley Drinkwater
Stanley Drinkwater
Chairman of the Board (Authorized Signatory)